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Lindner Large-
& Small-Cap Funds

Commentary:
Large-Cap and Small-Cap Funds: Finn and Ryback Discuss Focus

How is the Lindner Small-Cap Fund performing?
Mark Finn: Since early in 1999 we have been imposing an enhanced set of disciplines on the process for selecting stocks for the Small-Cap Fund. We use sophisticated computerized models to screen small-cap companies to select appropriate stocks for further staff analysis. This helps us to combine computer-power with brainpower. Free cash flow is an important factor in the overall screening process, and helps forecast quite well the potential future market valuation of a corporation's share price. After screening, we use valuation and risk management models to further analyze stocks that we believe are cheap compared to future value.

We are looking for companies where management is doing a good job and where the shares can be expected to appreciate over time. Our benchmark for small market capitalization stocks is typically the Russell 2000, with some variations allowed. The final list of selections is provided to the Lindner Asset Management Investment Committee for decisions on actual investments. The risk models allow us to answer the questions on such topics as a company's exposure to foreign income. For example, how much income may be exposed to a market downturn occurring in Europe or elsewhere.

We develop in-depth profiles for each company in the Small-Cap portfolio. We evaluate price-to-book, the company's industry or sector, the yield, P/Es, and other factors.

The Lindner Large-Cap Fund?
Eric Ryback: The Lindner Large-Cap Fund is similarly managed, with cash flow analysis being critically important in the screening. A main difference from the Small-Cap Fund is that this fund's selections are typically companies with larger market capitalizations and the benchmarks for performance are the S&P 500 or the Russell 1000.

Mark Finn: The Large-Cap Fund targets corporations with capitalizations in the range of the Russell 1000 Index ($1.4 billion to $450 + billion). We are diversifying this fund with all deliberate speed, but we don't expect dramatic turnover. This is a much larger portfolio than the Small-Cap Fund. For large-cap stocks the market is much more efficient, more analysts tend to follow a stock, and news gets out and about much faster than for smaller, less followed stocks. We expect to see more "names" being added to the portfolio, including companies with brands or corporate names that have greater public recognition.

Eric Ryback: At year end 1998, we had 70 stocks in this portfolio and today [Summer 1999] we have 102. Only 6% of the stocks constitute 2% or more in terms of individual weightings. We don't expect that any stock will constitute more than 1% to 2% of the total value of the portfolio in the near-term.

Mark Finn: Finally, while we are not yet commenting on individual stocks in these two funds, or predicting specific outcomes, we should add that shareowners can expect to see the results of recent changes in the investment process as Lindner Funds files its mandated public reports. I would point to the recent performance of the Lindner Utility Fund as the type of "good performance" that we are aiming for across all of the fund family. This enhanced investment selection process is still relatively new to the funds, but we are seeing progress in just the first few months.

This article first published in the
Shareowner (link)Newsletter, Summer 1999.

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